EXHIBIT 99.4

                        Collateral Stratification Report
                               master 03-6 G9 GPT
================================================================================


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Pool Summary
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Number of Loans: 65
Current Balance: $32,786,936.02
Average Loan Balance: $504,414.40
Minimum Balance: $346,000.00
Maximum Balance: $1,648,396.30
WA Net WAC: 5.5895%
WA Original Term: 360
WA Seasoning: 1
WA Remaining Term: 359
WA OLTV: 68.87%
NON-ZERO WA Servicing: 0.2900%
NON-ZERO WA FICO: 723
NON-ZERO WA DTI: 38.04%
% LTV > 80%: 1.30%
Lien Position - First: 100.00%
Loans with Prepay Penalties: 0.00%
LPMI Loans: 0.00%
LPMI Count: 0
Latest Stated Maturity: 20330601
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Original Balance           # of Loans  Aggregate Balance  % of Aggregate Balance
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$300,001. - $350,000                2        $   694,500                   2.12%
$350,001. - $400,000               21          8,019,421                  24.46
$400,001. - $450,000               13          5,491,116                  16.75
$450,001. - $500,000                8          3,817,176                  11.64
$500,001. - $550,000                5          2,668,928                   8.14
$550,001. - $600,000                5          2,871,722                   8.76
$600,001. - $650,000                4          2,558,690                   7.80
$650,001. - $700,000                1            673,313                   2.05
$700,001. - $750,000                1            737,265                   2.25
$750,001. - $800,000                1            786,000                   2.40
$850,001. - $900,000                1            879,124                   2.68
$900,001. - $950,000                1            941,285                   2.87
$950,001. - $1,000,000              1          1,000,000                   3.05
$1,000,001. >=                      1          1,648,396                   5.03
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Total:                             65        $32,786,936                 100.00%
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Minimum: 346,000.00
Maximum: 1,650,000.00
Average Original Bal: 504,828.97
Count: 65.
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 6, 2003 13:51                    Page 1 of 5

                        Collateral Stratification Report
                               master 03-6 G9 GPT
================================================================================


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Weighted Average Coupon    # of Loans  Aggregate Balance  % of Aggregate Balance
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5.001% - 5.125%                     1        $   481,614                   1.47%
5.126% - 5.250%                     1            579,335                   1.77
5.376% - 5.500%                     3          1,324,579                   4.04
5.501% - 5.625%                     4          1,965,896                   6.00
5.626% - 5.750%                     7          3,452,053                  10.53
5.751% - 5.875%                    26         11,284,074                  34.42
5.876% - 6.000%                    16          9,063,714                  27.64
6.001% - 6.125%                     7          4,635,672                  14.14
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Total:                             65        $32,786,936                 100.00%
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Minimum: 5.1250%
Maximum: 6.1250%
Weighted Average: 5.8795%
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Loan To Value Ratio        # of Loans  Aggregate Balance  % of Aggregate Balance
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50.00% 50.000%                      5        $ 3,708,049                  11.31%
50.001% - 55.000%                   4          2,017,641                   6.15
55.001% - 60.000%                   6          2,730,025                   8.33
60.001% - 65.000%                   2          1,000,550                   3.05
65.001% - 70.000%                   4          1,603,743                   4.89
70.001% - 75.000%                  11          6,385,940                  19.48
75.001% - 80.000%                  32         14,914,445                  45.49
80.001% - 85.000%                   1            426,544                   1.30
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Total:                             65        $32,786,936                 100.00%
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Minimum: 31.7100
Maximum: 83.7300
Weighted Average: 68.8719
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Property Type              # of Loans  Aggregate Balance  % of Aggregate Balance
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Single Family                      43        $22,653,966                  69.09%
PUD                                19          8,703,383                  26.55
Condominium                         2            955,048                   2.91
Two-to Four Family                  1            474,538                   1.45
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Total:                             65        $32,786,936                 100.00%
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 6, 2003 13:51                    Page 2 of 5

                        Collateral Stratification Report
                               master 03-6 G9 GPT
================================================================================


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Loan Purpose               # of Loans  Aggregate Balance  % of Aggregate Balance
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Rate/Term Refinance                31        $14,353,761                  43.78%
Purchase                           21         10,692,735                  32.61
Cash Out Refinance                 13          7,740,440                  23.61
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Total:                             65        $32,786,936                 100.00%
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Owner Occupancy Status     # of Loans  Aggregate Balance  % of Aggregate Balance
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Primary                            65        $32,786,936                 100.00%
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Total:                             65        $32,786,936                 100.00%
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Remaining Term to Maturity # of Loans  Aggregate Balance  % of Aggregate Balance
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356                                 1        $   538,060                   1.64%
358                                 5          2,769,221                   8.45
359                                36         18,761,231                  57.22
360                                23         10,718,424                  32.69
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Total:                             65        $32,786,936                 100.00%
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Minimum: 356.00
Maximum: 360.00
Weighted Average: 359.19
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Geographic Concentration   # of Loans  Aggregate Balance  % of Aggregate Balance
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California                         33        $17,223,193                  52.53%
New York                            5          2,982,123                   9.10
Maryland                            4          1,787,744                   5.45
Massachusetts                       3          1,769,337                   5.40
Georgia                             4          1,671,594                   5.10
Washington                          4          1,660,679                   5.07
Virginia                            3          1,562,490                   4.77
New Jersey                          2          1,211,373                   3.69
Illinois                            2            884,499                   2.70
Connecticut                         2            783,210                   2.39
Pennsylvania                        1            433,600                   1.32
New Hampshire                       1            426,544                   1.30
Florida                             1            390,550                   1.19
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Total:                             65        $32,786,936                 100.00%
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 6, 2003 13:51                    Page 3 of 5

                        Collateral Stratification Report
                               master 03-6 G9 GPT
================================================================================


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Document Type              # of Loans  Aggregate Balance  % of Aggregate Balance
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Full/Alternative                   53        $27,584,953                  84.13%
NIV                                12          5,201,983                  15.87
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Total:                             65        $32,786,936                 100.00%
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FICO Scores                # of Loans  Aggregate Balance  % of Aggregate Balance
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601 - 650                           6        $ 2,393,763                   7.30%
651 - 700                          14          6,904,742                  21.06
701 - 750                          24         13,319,574                  40.62
751 - 800                          21         10,168,858                  31.01
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Total:                             65        $32,786,936                 100.00%
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Minimum (not less than 100): 624
Maximum: 796
Weighted Average: 723
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ZIP CODE                    # of Loans  Aggregate Balance % of Aggregate Balance
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90077                                1        $ 1,648,396                  5.03%
10604                                1          1,000,000                  3.05
92024                                2            953,450                  2.91
94550                                1            941,285                  2.87
95125                                1            879,124                  2.68
Other                               59         27,364,681                 83.46
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Total:                              65        $32,786,936                100.00%
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Originator                 # of Loans  Aggregate Balance  % of Aggregate Balance
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Greenpoint Mortgage
  Corporatio                       65        $32,786,936                 100.00%
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Total:                             65        $32,786,936                 100.00%
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
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Servicers                       count          UPB         %   Min Servicing   Max Servicing   WA Servicing   Wa Total Deduction
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
Washington Mutual                  65   32,786,936   100.00%         0.2900%         0.2900%        0.2900%              0.2900%
--------------------------------------------------------------------------------------------------------------------------------
Total:                             65   32,786,936   100.00%         0.2900%         0.2900%        0.2900%              0.2900%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 6, 2003 13:51                    Page 4 of 5

                        Collateral Stratification Report
                               master 03-6 G9 GPT
================================================================================


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Seller
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Minimum: 360.0000
Maximum: 360.0000
Average: 360.0000
Weighted Average: 360.0000
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Seasoning                  # of Loans  Aggregate Balance  % of Aggregate Balance
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<= 0                               23        $10,718,424                  32.69%
1 - 3                              41         21,530,452                  65.67
4 - 6                               1            538,060                   1.64
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Total:                             65        $32,786,936                 100.00%
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Minimum: 0.00
Maximum: 4.00
Average: 0.77
Weighted Average: 0.81
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Balloon Flag               # of Loans  Aggregate Balance  % of Aggregate Balance
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No                                 65        $32,786,936                 100.00%
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Total:                             65        $32,786,936                 100.00%
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 6, 2003 13:51                    Page 5 of 5